EXHIBIT 10.1

DEBENTURE AND WARRANT PURCHASE AGREEMENT

This Debenture and Warrant Purchase Agreement (this “Agreement”), dated as of June 27,  2008, is made by and between Retail Pro, Inc. (the “Company”) and Midsummer Investment Ltd. (the “Purchaser”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Issuance of Debenture and Warrant. The Company hereby agrees to issue to the Purchaser against payment therefor as described herein, (a) a debenture of the Company in the aggregate principal amount of $500,000, which debenture shall be in the form of Exhibit A attached hereto (a “Debenture”) and (b) Warrants to purchase an aggregate of up to 3,000,000 shares of Common Stock, with an exercise price per share equal to $0.01, which warrant shall be in the form of Exhibit B attached hereto (the “Warrant”).  The total purchase price to be paid by the Purchaser for the purchase of the Debenture and the Warrant is $500,000 (the “Subscription Amount”).  Subject to the terms and conditions hereunder, at the closing, the Company shall deliver to the Purchaser the Debenture and the Warrant, and the Purchaser shall deliver the Subscription Amount to the account designated in writing by the Company.

2.           Documents.

(a)           The rights and obligations of the Purchaser and of the Company with respect to the Debenture, the Warrant and the shares of Common Stock issuable under the Debenture and Warrant (the “Underlying Shares”) shall be identical in all respects to the rights and obligations of the Purchasers and the Company with respect to the debentures, the warrants and the underlying shares issued pursuant to that certain Securities Exchange Agreement dated June 13, 2008 among the Company and the Purchaser (the “Exchange Agreement”). Defined terms not otherwise defined herein shall have the meanings set forth in the Exchange Agreement.

3.           Representations and Warranties of the Company.  The Company hereby makes to the Purchaser the following representations and warranties:

(a)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated herein) upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Exchange Agreement).

(c)           Issuance of the Debenture and Warrant.  The Debenture and Warrant are duly authorized and, upon the execution of this Agreement by a Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Underlying Shares, when issued in accordance with the terms of the Debenture and Warrant, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares.

(d)           Affirmation of Prior Representations and Warranties.  Except as set forth on Schedule 3(d) hereto, the Company hereby represents and warrants to each Purchaser that the Company’s representations and warranties listed in Section 3.1 of the Exchange Agreement are true and correct as of the date hereof.

4.           Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

(a)           Authority.  The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  This Agreement has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Own Account.  Such Purchaser (i) understands that the Debenture and Warrant are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, (ii) is acquiring the Debenture and Warrant as principal for its own account and not with a view to or for distributing or reselling such Debentures or Warrant or any part thereof in violation of the Securities Act or any applicable state securities law, (iii) has no present intention of distributing any of such securities in violation of the Securities Act or any applicable state securities law and (iv) has no arrangement or understanding with any other persons regarding the distribution of such Debenture and Warrant (this representation and warranty not limiting such Purchaser’s right to sell the Underlying Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchaser is acquiring the Debentures and Warrant hereunder in the ordinary course of its business.

(c)           Purchaser Status.  At the time Purchaser was offered the Debenture and Warrant, it was, and at the date hereof it is, and on each date on which it exercises the Warrant or converts the Debentures it will be an “accredited investor” as defined in Rule 501 under the Securities Act.  Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)           Experience of Purchaser.  Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debenture and Warrant, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Debenture and Warrant and, at the present time, is able to afford a complete loss of such investment.

(e)           General Solicitation.  Purchaser is not purchasing the Debenture and Warrant as a result of any advertisement, article, notice or other communication regarding such securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.           Delivery of Opinion.  Concurrently herewith, the Company shall deliver to the Purchasers an opinion of outside counsel regarding this Agreement and the issuance of the Debentures and Warrants in form and substance reasonably acceptable to the Purchasers.

6.           Public Disclosure.  The Company shall, on or before the 4th Trading Day following the date hereof, issue a Current Report on Form 8-K, reasonably acceptable to the Purchasers, disclosing the material terms of the transactions contemplated hereby, and shall attach this Agreement thereto.  The Company shall consult with the Purchasers in issuing any other press releases with respect to the transactions contemplated hereby.

7.           Laurus Waiver.  As a condition to the closing hereunder, the Company shall have obtained a waiver from Laurus Master Fund, Ltd. and its affiliates in respect of any dilution adjustment such entities would otherwise be entitled to under securities of the Company in respect of the issuance of the Debentures, Warrants and Underlying Shares.

8.           Expenses.  The Company agrees to pay to Purchaser $30,000 at the closing, as reimbursement for Purchaser’s legal expenses (such amounts shall be in satisfaction of reimbursement for the Purchaser’s legal expenses associated with the Exchange Agreement and the transactions contemplated hereby).  Except as set forth above, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

9.           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Purchaser.

10.           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

11.           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Purchaser.  The Purchaser may assign their rights hereunder in the manner and to the persons as permitted under the Debentures and Warrants.

12.           Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

13.           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the transaction documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other transaction documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of the transaction documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

14.           Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

15.           Headings.  The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

16.           Secured Obligation.  The parties acknowledge and agree that the obligations of the Company under this Agreement and the Debentures, are subject to the security interest granted by the Company and its Subsidiaries pursuant to that certain Amended and Restated Security Agreement and Subsidiary Guarantee, dated June 13, 2008, by and among the Company, its Subsidiaries and the secured parties thereto and that such obligations are “Obligations” under such Amended and Restated Security Agreement and are guaranteed by the Subsidiaries pursuant to any Subsidiary Guarantee entered into in connection therewith.  The Company and the Subsidiaries shall take any and all actions as may be necessary or appropriate in order to grant the Purchasers a first priority security interest in the assets of the Company and the Subsidiaries, including all UCC-1 filing receipts if required.

[SIGNATURE PAGE FOLLOWS]

Executed as of the first date written above by the undersigned duly authorized representatives of the Company and Purchaser:

RETAIL PRO, INC.

By:
        Name:
        Title:

Address for Notice:

MIDSUMMER INVESTMENT LTD.

Signature of Authorized Signatory:
Name of Authorized Signatory:
Title of Authorized Signatory:  ________________________________
Address for Notice
________________________________________________________
________________________________________________________

Schedule 3(d)

           On June 19, 2008, the Company received a notice of default (the “Notice”) from LV Administrative Services, Inc. (the “Agent”) as agent on behalf of Laurus Master Fund, Ltd. and Valens Offshore SPV II, Corp. indicating that the Company is in default under the terms of (i) that certain Amended and Restated Secured Convertible Term Note dated as of July 12, 2004, as amended and restated as of October 29, 2004, (ii) that certain Secured Convertible Term Note dated June 15, 2005 (as amended, restated, modified and/or supplemented from time to time), and (iii) that certain Secured Term Note dated as of February 29, 2008 (collectively, the “Notes”) for failure to make payments of interest in the manner prescribed under the Notes.  The Notice accelerates and declares immediately due and payable an aggregate amount equal to $10,740,409.21 (the “Default Amount”), which purportedly includes the principal outstanding amount of the Notes, unpaid interest and default fees through June 19, 2008.  As provided in the Notice, if the Company fails to pay the Default Amount in full by 3 p.m. (New York Time) on June 26, 2008, the Agent may exercise its rights and remedies against the Company pursuant to applicable law including foreclosure of its security interest against all of the assets of the Company.